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                           CONSENT OF RATNER & PRESTIA



         We hereby consent to the reference to our firm under the headings "Legal Matters" and "Experts" in this Registration Statement and the related Prospectus of inTEST Corporation.


                                          RATNER & PRESTIA


                                          /s/ Allan Ratner
                                          -------------------------------------
                                          Allan Ratner




Berwyn, PA
July 24, 2000